INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
Income (loss) before income taxes consisted of the following:

	Years Ended December 31,
	2013	2012	2011
	(In thousand)
United States operations	$(33,162)	$25,293	$1,507
Foreign operations	1,860	26,736	26,987
Total	$(31,302)	$52,029	$28,494

A reconciliation of the U.S. Federal statutory rate to the Company’s effective tax rate is as follows:

	Years Ended December 31,
	2013	2012	2011
Federal statutory rate	35.0%	35.0%	35.0%
Increase (decrease) in income taxes resulting from:
State income taxes, net of federal tax benefit	0.3%	2.6%	5.0%
Foreign operations	(17.2)%	(14.7)%	(11.5)%
Goodwill impairment	34.1%	—%	—%
Changes in valuation allowances	(1.1)%	(0.4)%	(14.0)%
Uncertain tax positions	(8.5)%	(2.5)%	(5.8)%
Research and development credit	(1.8)%	—%	(3.0)%
Return to provision	(6.6)%	(0.5)%	(5.4)%
Other	(1.5)%	1.3%	1.5%
Effective tax rate	32.7%	20.8%	1.8%

The effective tax rate increased by 11.9 percentage points in 2013 compared with 2012 primarily due to an overall decrease in pretax income as a result of the goodwill impairment, the introduction of the medical device excise tax in the U.S., and general operations of the Company, as well as a change in the mix of earnings between the U.S. and overseas. The goodwill impairment primarily created a non-deductible tax event for the current year. The Company recorded an income tax benefit in 2013 of $2.7 million for the release of tax contingency reserves, offset by the establishment of new tax contingency positions during the year. Additionally, the Company recorded a tax benefit in the fourth quarter of 2013 of $1.0 million related to the correction of a deferred tax item relating primarily to 2011; this amount is included in the return-to-provision line in the above table.

During 2013, the Company's foreign operations generated a $2.6 million increase in income tax expense as a result of, among other factors, the geographic and business mix of taxable earnings and losses and the change of an income tax benefit in France as a result of a French tax law change that occurred on December 30, 2013. The 2013 foreign effective tax rate is (60.6)%, a decrease of approximately 68 percentage points over the rate in 2012. The Company's foreign tax rate is based upon statutory tax rates and is not related to a tax holiday or negotiated tax rate.

During 2012, the Company's foreign operations generated a $1.3 million income tax expense as a result of, among other factors, the geographic and business mix of taxable earnings and losses. The Company's operations in Ireland contribute to the majority of this income tax benefit, as income earned in Ireland is taxed at a corporate income tax rate that is significantly lower than the U.S. corporate rate. The 2012 foreign effective tax rate is 7.8%, an increase of approximately 9.5 percentage points over the rate in 2011, which included a tax benefit of $1.6 million relating to the correction of various deferred tax items for periods prior to 2011. The Company's foreign tax rate is based upon statutory tax rates and is not related to a tax holiday or negotiated tax rate.
During the second and fourth quarters of 2011, the Company recorded additional tax expense of $1.7 million for a correction to a state deferred tax asset relating to 2009 and an income tax benefit of $2.2 million for the correction of various other deferred tax items relating to periods prior to 2011 that largely impacted foreign operations, respectively. Since neither one of these changes are material to the December 31, 2011 or previous years' financial results, they have been recorded in the second and fourth quarters of 2011 as discrete events, respectively.
As of December 31, 2013, the Company has not provided deferred U.S. income taxes or foreign withholding taxes on temporary differences of approximately $190.7 million resulting from earnings for certain non-U.S. subsidiaries which are permanently reinvested outside the U.S. The unrecognized deferred tax liability associated with these temporary differences was estimated to be $30.9 million at December 31, 2013.  Events that could trigger a need to repatriate foreign cash to the U.S. and generate a tax might include U.S. acquisitions, loans from a foreign subsidiary, or anticipated tax law changes that are considered unfavorable and would result in higher taxes on repatriations that occur after the change in tax law goes into effect.
The provision for income taxes consisted of the following:

	Years Ended December 31,
	2013	2012	2011
	(As adjusted)*
	(In thousands)
Current:
Federal	$3,160	$3,614	$(934)
State	(1,374)	1,373	(1,530)
Foreign	1,124	4,301	1,813
Total current	$2,910	$9,288	$(651)
Deferred:
Federal	(13,817)	4,053	1,078
State	(757)	497	2,236
Foreign	1,429	(3,013)	(2,158)
Total deferred	$(13,145)	$1,537	$1,156
Provision for income taxes	$(10,235)	$10,825	$505

* See Note 2A of the consolidated financial statements for discussion of the impact of the change in accounting for the medical device excise tax.

The income tax effects of significant temporary differences that give rise to deferred tax assets and liabilities, shown before jurisdictional netting, are presented below:

	December 31,
	2013	2012
	(As adjusted)*
	(In thousands)
Current assets:
Doubtful accounts	$1,791	$1,829
Inventory related items	34,968	26,549
Tax credits	3,883	3,275
Accrued vacation	2,492	2,335
Accrued bonus	1,266	4,111
Net operating loss carryforwards	4,550	—
Other	1,960	4,095
Total current deferred tax assets	50,910	42,194
Less valuation allowance	(2,232)	(2,922)
Current deferred tax assets after valuation allowance	$48,678	$39,272
Current liabilities:
Other	(646)	(314)
Total current deferred tax liabilities	$(646)	$(314)
Net current deferred tax assets	$48,032	$38,958

	December 31,
	2013	2012
	(As adjusted)*
	(In thousands)
Non-current assets:
Benefit and compensation	$—	$(500)
Stock compensation	14,879	12,730
Deferred revenue	186	162
Net operating loss carryforwards	26,612	36,037
Federal & state tax credits	19,045	19,851
Other	897	—
Total non-current deferred tax assets	61,619	68,280
Less valuation allowance	(6,828)	(11,321)
Non-current deferred tax assets after valuation allowance	$54,791	$56,959
Non-current liabilities:
Intangible & fixed assets	(41,563)	(46,650)
Other	105	359
Total non-current deferred tax liabilities	$(41,458)	$(46,291)
Net non-current deferred tax assets	$13,333	$10,668
Total net deferred tax assets	$61,365	$49,626

* See Note 2A of the consolidated financial statements for discussion of the impact of the change in accounting for the medical device excise tax.

At December 31, 2013, the Company had net operating loss carryforwards of $56.7 million for federal income tax purposes, $36.6 million for foreign income tax purposes and $54.7 million for state income tax purposes to offset future taxable income. The federal net operating loss carryforwards expire through 2032, $18.9 million of the foreign net operating loss carryforwards expire through 2021 with the remaining $17.7 million having an indefinite carry forward period. The state net operating loss carryforwards expire through 2032.
Deferred tax assets relating to tax benefits of employee stock option grants have been reduced to reflect exercises in 2012. Some exercises have resulted in tax deductions in excess of previously recorded benefits based on the option value at the time of grant (“windfalls”). Although these additional tax benefits are reflected in net operating tax loss carryforwards the additional tax benefit associated with the windfall is not recognized until the deduction reduces taxes payable. Accordingly, since the tax benefit does not reduce our current taxes payable in 2012 due to net operating loss carryforwards, these “windfall” tax benefits are not reflected in our net operating losses in deferred tax assets for 2012. Windfalls included in net operating loss carryforwards but not reflected in deferred tax assets for 2012 are $0.1 million.
A valuation allowance of $9.1 million, $14.2 million and $32.3 million is recorded against the Company’s gross deferred tax assets of $112.5 million, $110.5 million, and $125.9 million at December 31, 2013, 2012 and 2011, respectively.
The valuation allowance relates to deferred tax assets for certain items that will be deductible for income tax purposes under very limited circumstances and for which the Company believes it is not more likely than not that it will realize the associated tax benefit. The Company does not anticipate additional income tax benefits through future reductions in the valuation allowance. However, in the event that the Company determines that it would be able to realize more or less than the recorded amount of net deferred tax assets, an adjustment to the deferred tax asset valuation allowance would be recorded in the period such a determination is made.
The Company’s valuation allowance decreased by $5.2 million, and $18.1 million in 2013 and 2012, respectively. The 2013 overall decrease in the valuation allowance was primarily due to expiring net operating losses in Switzerland which is offset by a reduction in the related deferred tax asset. Further, the Company recorded a decrease to the valuation allowance in Switzerland related to an increase in the expected future realizability of remaining net operating losses.
A reconciliation of the beginning and ending amount of uncertain tax benefits is as follows:

	Years Ended December 31,
	2013	2012	2011
	(In thousands)
Balance, beginning of year	$6,136	$3,927	$5,530
Gross increases:
Current year tax positions	349	—	—
Prior years' tax positions	729	7,796	1,001
Gross decreases:
Prior years' tax positions	(477)	—	—
Settlements	—	(3,523)	(962)
Statute of limitations lapses	(3,338)	(2,064)	(1,642)
Balance, end of year	$3,399	$6,136	$3,927

Approximately $2.8 million of the balance at December 31, 2013 relates to uncertain tax positions that, if recognized, would affect the annual effective tax rate. Included in the balance of uncertain tax positions at December 31, 2013 is $2.0 million related to tax positions for which it is reasonably possible that the total amounts could be reduced during the twelve months following December 31, 2013, as a result of expiring statutes of limitations.
The Company recognizes interest and penalties relating to uncertain tax positions in income tax expense. The Company recognized a $0.8 million benefit, a $0.1 million expense, and a $0.5 million benefit for interest and penalties in the income statement during the years ended December 31, 2013, 2012 and 2011, respectively. The Company had approximately $0.4 million, $1.4 million, and $1.3 million of interest and penalties accrued at December 31, 2013, 2012 and 2011, respectively.
At December 31, 2012 the Company had a deferred tax asset and reserve for uncertain tax positions for $0.5 million related to research and development credit from a prior business acquisition. It was determined in 2013 that this credit would not be realizable; therefore, the deferred tax asset was removed and the corresponding reserve for uncertain tax positions was released thus impairing this acquired benefit.
During 2012, the Company settled the review of years 2008 through 2010 with the IRS, which resulted in $2.1 million being recorded in the consolidated statement of operations as an income tax benefit, partially offset by an additional Federal income tax expense of $0.2 million in 2012, as a result of receiving the agreed upon settlement. In addition, the Company reclassified $4.2 million from deferred taxes to long-term liabilities, which had no effect on the current year tax provision. These amounts include interest and penalties related to the settlement.
The Company files Federal income tax returns, as well as multiple state, local and foreign jurisdiction tax returns. The Company is no longer subject to examinations of its Federal income tax returns by the IRS through fiscal year 2010. All significant state and local matters have been concluded through fiscal 2005. All significant foreign matters have been settled through fiscal 2007.